SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2002

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Safeco Capital Trust I
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust for First Union Capital I
CorTS Trust for Ford Debentures
CorTS Trust for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTS AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Great Western Financial

CorTS Trust II for Safeco Capital Trust I
CorTS Trust for Allstate Financing II
CorTS Trust for Fleet Capital Trust II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Provident Financing Trust I UnumProvident
CorTS Trust II for Countrywide Capital I
CorTS US West Communications Debentures
CorTS Trust II for Provident Financing Trust I
UnumProvident CorTS Trust for Corning Notes
CoRTS Trust III for Provident Financing
TIERS Principal-Protected Certificates Trust PXT 2000-11
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2000-15
TIERS Principal-Protected Asset Backed Certificate Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26
CorTS Trust for Bristol-Myers Squibb Debentures
CorTS Trust III for AON Capital A
CorTS Trust for SunAmerica Debentures
CorTS Trust for Walt Disney Notes
CorTS Trust fir Verizon Global Funding Notes
CorTS Trust fir W.R. Berkeley Capital Trust
CorTS Trust III for Safeco Capital Trust I
CorTS Trust III for Sherwin-Williams Debentures
CorTS Trust IV for IBM Debentures
CorTS Trust IV for Safeco Capital Trust I
TIERS Principal-Protected Minimum-Return Asset Backed
Certificates Series S&P 2002-9
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series Nasdaq 2002-6
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

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Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the October 1, 2002 Distribution Date for the TIERS Corporate Bond Backed Certificates, Series MOT 1998-5

No reports required for the other series listed.

Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

October 1, 2002

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EXHIBIT INDEX

Exhibit 1. Trustee's Report with respect to the October 1, 2002 Distribution Date for the TIERS Corporate Bond Backed Certificates, Series MOT 1998-5	Page 6

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EXHIBIT 1

To the Holders of
Trust Investment Enhanced Return Securities
Corporate Bond-Backed Certificates, Series MOT 1998-5

*CUSIP:  871928BJ5 (ZTF Class)
                 871928BK2 (Amortizing Class)

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for Corporate Bond-Backed TIERS Certificates, Series MOT 1998-5, hereby gives notice with respect to the Distribution occurring on October 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000 original face amount of securities, is as set forth below:

Principal 16.1814857	Interest 28.846980	Total Distribution 45.028466

2.	The amount of aggregate interest accreted or due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	The aggregate stated principal amount of the Corporate Bond-Backed TIERS Certificates, Series MOT 1998-5 held for the above trust (the “Term Assets”) is $74,616,000,000.

5.	The Aggregate Certificate Principal Balance of Certificates at the close of business on the Distribution Date is $100,000,000.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.